EXHIBIT 10.1

AMENDMENT TO STOCKHOLDERS AGREEMENT

THIS AMENDMENT TO STOCKHOLDERS AGREEMENT (this “Amendment”) is made as of September 12, 2005, by and between Symmetry Medical Inc., a Delaware corporation (the “Company”), and those Persons that execute the signature pages hereto.

WHEREAS, the Company, Investor and certain other stockholders of the Company are a party to that certain Stockholders Agreement, dated as of October 18, 2000 (as amended, modified or supplemented from time to time, including by means of any Joinder or Joinder and Amendment, the “Stockholders Agreement”). Capitalized terms used but not defined herein shall have the meaning given to them in the Stockholder Agreement.

WHEREAS, pursuant to the provisions of Section 18 of the Stockholders Agreement, the parties hereto desire to amend certain provisions of the Stockholders Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1. The Stockholders Agreement is hereby amended as follows:

(a) Each of Sections 1, 2, 3, 4, 5, 6, 7, and 8, of the Stockholders Agreement is hereby deleted in its entirety and shall be reserved; provided that any capitalized term therein defined shall continue to have the meaning ascribed to it in such section whenever used in the Stockholders Agreement.

(b) After Section 27, the following shall be added: “28. Notwithstanding anything to the contrary herein, from and after September 12, 2005, any Stockholder may elect to terminate all of its rights and obligations under this Agreement by delivering to the Company and Investor a notice in the form attached hereto as Annex 1 whereupon such Stockholder shall cease to be a Stockholder, all Stockholder Shares held by such Stockholder shall cease to be Stockholder Shares and this Agreement shall have no further force or effect with respect to such Stockholder; provided that no such termination shall become effective with respect to Section 11 hereof until the provisions of Section 11 would otherwise cease to apply to such Stockholder with respect to the registration statement on Form S-1 (Registration No. 333-126133) first filed by the Company with the Securities Exchange Commission on June 27, 2005 or any other Demand Registration or Piggyback Registration in which Registrable Securities are included in a registration statement first filed by the Company prior to the Company’s receipt of such notice from such Stockholder.”

(c) Exhibit A attached hereto is hereby attached to the Stockholders Agreement as Annex 1.

(d) The second sentence of the defined term “Stockholder Shares” is hereby deleted and replaced with the following: “As to any particular shares constituting Stockholder Shares, such shares shall cease to be Stockholder Shares when they have been Transferred in accordance with the terms and provisions hereof to any Person other than a Stockholder.”

2. The Stockholders Agreement, as amended pursuant to the terms of this Amendment, shall continue in full force and effect after the date of this Amendment.

3. This Amendment may be executed in separate counterparts (including by means of facsimile), each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

4. All questions concerning the construction, validity and interpretation of this Amendment will be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to my choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

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IN WITNESS WHEREOF, the undersigned has executed and delivered this Amendment as of the date first written above.

SYMMETRY MEDICAL INC.

By:	/s/ Fred Hite
Name:	Fred Hite
Its:	Chief Financial Officer

OLYMPUS GROWTH FUND III, L.P.

By:	OGP III, L.L.C.
Its:	General Partner

By:	Conroy, L.L.C.
Its:	Member

By:	/s/ James A. Conroy
Name:	James A. Conroy
Its:	Member

OLYMPUS GROWTH CO-INVESTMENT FUND III, L.P.

By:	OGP III, L.L.C.
Its:	General Partner

By:	Conroy, L.L.C.
Its:	Member

By:	/s/ James A. Conroy
Name:	James A. Conroy
Its:	Member

Amendment to Stockholders Agreement

OLYMPUS EXECUTIVE FUND, L.P.

By:	OEF, L.P.
Its:	General Partner

By:	Conroy, L.L.C.
Its:	General Partner

By:	/s/ James A. Conroy
Name:	James A. Conroy
Its:	Member

OGP III, L.L.C.

By:	Conroy, L.L.C.
Its:	Member

By:	/s/ James A. Conroy
Name:	James A. Conroy
Its:	Member

3I PARALLEL VENTURES LP

By:	3i Investments plc
Its:	Manager

By:	/s/ Andrew Wallace
Name:	Andrew Wallace
Its:	Authorized Signatory

3I UKIP II LP

By:	3i Investments plc
Its:	Manager

By:	/s/ Andrew Wallace
Name:	Andrew Wallace
Its:	Authorized Signatory

MAYFLOWER LP

By:	3i Investments plc
Its:	Manager

By:	/s/ Andrew Wallace
Name:	Andrew Wallace
Its:	Authorized Signatory

Amendment to Stockholders Agreement

WINDJAMMER MEZZANINE & EQUITY FUND II, L.P.

By:	Windjammer Capital Investors, LLC
Its:	General Partner/Managing Director

By:	/s/ Costa Littas
Name:	Costa Littas
Its:	Managing Director

JP MORGAN CHASE BANK, N.A., AS DIRECTED TRUSTEE FOR THE IBM PERSONAL PENSION PLAN

By:	/s/ Richard DiMaria
Name:	Richard DiMaria
Its:	Vice President

/s/ Brian Moore
Brian Moore

Amendment to Stockholders Agreement

RBS EQUITY CORPORATION

By:	/s/ Curt Lueker
Name:	Curt Lueker
Its:	Director

CIT LENDING SERVICES CORPORATION

By:	/s/ Michael L. LaManes
Name:	Michael L. LaManes
Its:	Authorized Signatory

/s/ Thomas J. Keegan
Thomas J. Keegan

Amendment to Stockholders Agreement

Exhibit A

Annex 1

Notice of Termination

Reference is made to that certain Stockholders Agreement, dated as of October 18, 2000 (as amended, modified or supplemented from time to time, including by means of any Joinder or Joinder and Amendment, the “Stockholders Agreement”), by and between Symmetry Medical, Inc. (the “Company”), Olympus/Symmetry Holdings LLC (the “Investor”) and certain other stockholders of the Company party thereto.

Pursuant and subject to Section 28 of the Stockholders Agreement, the undersigned Stockholder hereby terminates all of his, her or its rights and obligations under the Stockholders Agreement.

Dated:                          , 20

Name of Stockholder (please print)

Authorized Signatory of Stockholder